AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	First Quarter		Percent
	2022	2021	Change
Operating Revenues
Service	$32,392	$38,504	(15.9)%
Equipment	5,713	5,435	5.1%
Total Operating Revenues	38,105	43,939	(13.3)%

Operating Expenses
Cost of revenues
Equipment	6,038	5,556	8.7%
Broadcast, programming and operations	4,313	7,538	(42.8)%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	7,206	7,993	(9.8)%
Selling, general and administrative	9,368	9,382	(0.1)%
Depreciation and amortization	5,539	5,809	(4.6)%
Total Operating Expenses	32,464	36,278	(10.5)%
Operating Income	5,641	7,661	(26.4)%
Interest Expense	1,722	1,870	(7.9)%
Equity in Net Income (Loss) of Affiliates	501	52	—%
Other Income (Expense) — Net	2,187	4,221	(48.2)%
Income Before Income Taxes	6,607	10,064	(34.4)%
Income Tax Expense	1,443	2,122	(32.0)%
Net Income	5,164	7,942	(35.0)%
Less: Net Income Attributable to Noncontrolling Interest	(354)	(392)	9.7%
Net Income Attributable to AT&T	$4,810	$7,550	(36.3)%
Less: Preferred Stock Dividends	(48)	(50)	4.0%
Net Income Attributable to Common Stock	$4,762	$7,500	(36.5)%

Basic Earnings Per Share Attributable to Common Stock	$0.66	$1.04	(36.5)%
Weighted Average Common Shares Outstanding (000,000)	7,184	7,161	0.3%
Diluted Earnings Per Share Attributable to Common Stock[1]	$0.65	$1.02	(36.3)%
Weighted Average Common Shares Outstanding with Dilution (000,000)[1]	7,556	7,482	1.0%
[1]Reflects retrospective adoption of Accounting Standards Update (ASU) No. 2020-06

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Mar. 31,	Dec. 31,
	2022	2021
Assets
Current Assets
Cash and cash equivalents	$38,565	$21,169
Accounts receivable – net of related allowances for credit loss of $788 and $771	17,218	17,571
Inventories	3,153	3,464
Prepaid and other current assets	17,920	17,793
Total current assets	76,856	59,997
Noncurrent Inventories and Theatrical Film and Television Production Costs	19,803	18,983
Property, Plant and Equipment – Net	127,159	125,904
Goodwill	133,247	133,223
Licenses – Net	114,107	113,830
Trademarks and Trade Names – Net	21,781	21,938
Distribution Networks – Net	11,486	11,942
Other Intangible Assets – Net	11,452	11,783
Investments in and Advances to Equity Affiliates	5,943	7,274
Operating Lease Right-Of-Use Assets	23,941	24,180
Deposits on Wireless Licenses	9,129	—
Other Assets	22,291	22,568
Total Assets	$577,195	$551,622
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$27,333	$24,630
Note payable to DIRECTV	1,047	1,245
Accounts payable and accrued liabilities	46,845	50,661
Advanced billings and customer deposits	5,183	5,303
Dividends payable	2,086	3,749
Total current liabilities	82,494	85,588
Long-Term Debt	180,225	152,724
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	65,963	65,226
Postemployment benefit obligation	11,294	12,649
Operating lease liabilities	20,917	21,261
Other noncurrent liabilities	29,746	30,223
Noncurrent portion of note payable to DIRECTV	—	96
Total deferred credits and other noncurrent liabilities	127,920	129,455
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	129,637	130,112
Retained earnings	45,041	42,350
Treasury stock	(16,553)	(17,280)
Accumulated other comprehensive income	3,290	3,529
Noncontrolling interest	17,520	17,523
Total stockholders’ equity	186,556	183,855
Total Liabilities and Stockholders’ Equity	$577,195	$551,622

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	First Quarter
	2022	2021
Operating Activities
Net income	$5,164	$7,942
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,539	5,809
Amortization of film and television costs	3,009	2,886
Distributed (undistributed) earnings from investments in equity affiliates	26	(47)
Provision for uncollectible accounts	460	321
Deferred income tax expense	932	1,848
Net (gain) loss on investments, net of impairments	93	(119)
Pension and postretirement benefit expense (credit)	(937)	(974)
Actuarial (gain) loss on pension and postretirement benefits	(1,053)	(2,844)
Changes in operating assets and liabilities:
Receivables	(228)	751
Other current assets, inventories and theatrical film and television production costs	(3,261)	(3,518)
Accounts payable and other accrued liabilities	(4,031)	(3,060)
Equipment installment receivables and related sales	541	1,190
Deferred customer contract acquisition and fulfillment costs	(259)	244
Postretirement claims and contributions	(97)	(343)
Other - net	(166)	(159)
Total adjustments	568	1,985
Net Cash Provided by Operating Activities	5,732	9,927

Investing Activities
Capital expenditures	(4,748)	(4,033)
Acquisitions, net of cash acquired	(9,244)	(22,884)
Dispositions	11	51
Distributions from DIRECTV in excess of cumulative equity in earnings	1,315	—
Other - net	15	14
Net Cash Used in Investing Activities	(12,651)	(26,852)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	2,285	687
Issuance of other short-term borrowings	2,593	15,485
Repayment of other short-term borrowings	(3,407)	—
Issuance of long-term debt	30,296	9,097
Repayment of long-term debt	(802)	(902)
Repayment of note payable to DIRECTV	(294)	—
Payment of vendor financing	(1,566)	(1,690)
Purchase of treasury stock	(197)	(176)
Issuance of treasury stock	26	63
Dividends paid	(3,749)	(3,741)
Other - net	(934)	(340)
Net Cash Provided by Financing Activities	24,251	18,483
Net increase in cash and cash equivalents and restricted cash	17,332	1,558
Cash and cash equivalents and restricted cash beginning of year	21,316	9,870
Cash and Cash Equivalents and Restricted Cash End of Period	$38,648	$11,428

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	First Quarter			Percent
	2022	2021		Change
Capital expenditures
Purchase of property and equipment	$4,712	$3,972		18.6%
Interest during construction - capital expenditures	36	61		(41.0)%
Total Capital Expenditures	$4,748	$4,033		17.7%

Acquisition, net of cash acquired
Business acquisitions	$—	$8		—%
Spectrum acquisitions	8,956	22,876		(60.8)%
Interest during construction - spectrum	288	—		—%
Total Acquisitions	$9,244	$22,884		(59.6)%

Cash Paid for Programming and Produced Film/TV Content	$5,149	$4,535		13.5%

Dividends Declared per Common Share	$0.28	$0.52		(46.2)%

End of Period Common Shares Outstanding (000,000)	7,159	7,140		0.3%
Debt Ratio	52.7%	49.6%	310	BP
Total Employees	203,160	228,470		(11.1)%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Business Wireline, and Consumer Wireline.

Results have been recast to refine the allocation of shared infrastructure costs between the Communications segment and Corporate and Other.

Segment Results
Dollars in millions
Unaudited	First Quarter		Percent
	2022	2021	Change
Segment Operating Revenues
Mobility	$20,075	$19,034	5.5%
Business Wireline	5,640	6,046	(6.7)%
Consumer Wireline	3,161	3,098	2.0%
Total Segment Operating Revenues	28,876	28,178	2.5%

Segment Operating Contribution
Mobility	5,853	6,044	(3.2)%
Business Wireline	859	1,080	(20.5)%
Consumer Wireline	317	307	3.3%
Total Segment Operating Contribution	$7,029	$7,431	(5.4)%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,		Percent
	2022	2021	Change
Broadband Connections
Broadband	15,130	14,908	1.5%
DSL	403	527	(23.5)%
Total Broadband Connections	15,533	15,435	0.6%

Voice Connections
Retail Consumer Switched Access Lines	5,956	6,988	(14.8)%
U-verse Consumer VoIP Connections	3,227	3,684	(12.4)%
Total Retail Voice Connections	9,183	10,672	(14.0)%

	First Quarter		Percent
	2022	2021	Change
Broadband Net Additions
Broadband	56	90	(37.8)%
DSL	(27)	(39)	30.8%
Total Broadband Net Additions	29	51	(43.1)%

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	First Quarter	Percent
2022	2021	Change
Operating Revenues
Service	$14,724	$14,048	4.8%
Equipment	5,351	4,986	7.3%
Total Operating Revenues	20,075	19,034	5.5%

Operating Expenses
Operations and support	12,163	10,976	10.8%
Depreciation and amortization	2,059	2,014	2.2%
Total Operating Expenses	14,222	12,990	9.5%
Operating Income	5,853	6,044	(3.2)%
Equity in Net Income (Loss) of Affiliates	—	—	—%
Operating Contribution	$5,853	$6,044	(3.2)%

Operating Income Margin	29.2%	31.8%	(260)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,	Percent
2022	2021	Change
Mobility Subscribers
Postpaid	81,639	77,934	4.8%
Postpaid phone	67,518	64,752	4.3%
Prepaid	18,859	18,387	2.6%
Reseller	5,383	6,501	(17.2)%
Connected Devices	90,735	83,286	8.9%
Total Mobility Subscribers[1]	196,616	186,108	5.6%
[1]Wireless subscribers at March 31, 2022 includes a reduction of 10.7 million subscribers and connections (899 postpaid, including 438 phone, 234 prepaid, 749 reseller subscribers, and 8.8 million connected devices) resulting from our 3G network shutdown in February 2022.

First Quarter	Percent
2022	2021	Change
Mobility Net Additions
Postpaid Phone Net Additions	691	595	16.1%
Total Phone Net Additions	804	802	0.2%

Postpaid	965	823	17.3%
Prepaid	116	279	(58.4)%
Reseller	(17)	(68)	75.0%
Connected Devices	4,468	2,517	77.5%
Total Mobility Net Additions	5,532	3,551	55.8%

Postpaid Churn	0.94%	0.93%	1 BP
Postpaid Phone-Only Churn	0.79%	0.76%	3 BP

Business Wireline

Business Wireline provides advanced IP-based services, as well as traditional voice and data services and related equipment to business customers.

Business Wireline Results
Dollars in millions
Unaudited	First Quarter	Percent
2022	2021	Change
Operating Revenues
Service	$5,478	$5,872	(6.7)%
Equipment	162	174	(6.9)%
Total Operating Revenues	5,640	6,046	(6.7)%

Operating Expenses
Operations and support	3,482	3,688	(5.6)%
Depreciation and amortization	1,299	1,278	1.6%
Total Operating Expenses	4,781	4,966	(3.7)%
Operating Income	859	1,080	(20.5)%
Equity in Net Income (Loss) of Affiliates	—	—	—%
Operating Contribution	$859	$1,080	(20.5)%

Operating Income Margin	15.2%	17.9%	(270)	BP

Consumer Wireline

Consumer Wireline provides broadband, including fiber, and legacy telephony voice communication services to residential customers.

Consumer Wireline Results
Dollars in millions
Unaudited	First Quarter	Percent
2022	2021	Change
Operating Revenues
Broadband	$2,355	$2,205	6.8%
Legacy voice and data services	460	519	(11.4)%
Other service and equipment	346	374	(7.5)%
Total Operating Revenues	3,161	3,098	2.0%

Operating Expenses
Operations and support	2,078	2,029	2.4%
Depreciation and amortization	766	762	0.5%
Total Operating Expenses	2,844	2,791	1.9%
Operating Income	317	307	3.3%
Equity in Net Income (Loss) of Affiliates	—	—	—%
Operating Contribution	$317	$307	3.3%

Operating Income Margin	10.0%	9.9%	10	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,	Percent
2022	2021	Change
Broadband Connections
Total Broadband and DSL Connections	14,148	14,146	—%
Broadband	13,850	13,767	0.6%
Fiber Broadband Connections	6,281	5,186	21.1%

Voice Connections
Retail Consumer Switched Access Lines	2,324	2,740	(15.2)%
U-verse Consumer VoIP Connections	2,628	3,096	(15.1)%
Total Retail Consumer Voice Connections	4,952	5,836	(15.1)%

First Quarter	Percent
2022	2021	Change
Broadband Net Additions
Total Broadband and DSL Net Additions	(12)	46	—%
Broadband	5	74	(93.2)%
Fiber Broadband Net Additions	289	235	23.0%

Business Solutions

As a supplemental presentation to our Communications segment operating results, we are providing a view of our AT&T Business Solutions results which includes both wireless and fixed operations. This combined view presents a complete profile of the entire business customer relationship and underscores the importance of mobile solutions to serving our business customers.

Business Solutions Results
Dollars in millions
Unaudited	First Quarter	Percent
2022	2021	Change
Operating Revenues
Wireless service	$2,134	$1,969	8.4%
Wireline service	5,478	5,872	(6.7)%
Wireless equipment	899	790	13.8%
Wireline equipment	162	174	(6.9)%
Total Operating Revenues	8,673	8,805	(1.5)%

Operating Expenses
Operations and support	5,608	5,519	1.6%
Depreciation and amortization	1,660	1,614	2.9%
Total Operating Expenses	7,268	7,133	1.9%
Operating Income	1,405	1,672	(16.0)%
Equity in Net Income (Loss) of Affiliates	—	—	—%
Operating Contribution	$1,405	$1,672	(16.0)%

Operating Income Margin	16.2%	19.0%	(280)	BP

WARNERMEDIA SEGMENT

The WarnerMedia segment develops, produces and distributes feature films, television, gaming and other content in various physical and digital formats globally. WarnerMedia content is distributed through basic networks, Direct-to-Consumer (DTC) or theatrical, TV content and games licensing. Segment results also include Xandr advertising and Otter Media Holdings, prior to our substantial disposal of the latter in the third quarter of 2021. Additional information is provided as part of the earnings material on the company’s Investor Relations website.

On April 8, 2022, we completed the WarnerMedia/Discovery transaction. With the separation and distribution of WarnerMedia, the WarnerMedia business will meet the criteria for discontinued operations for our second-quarter 2022 reporting.

Segment Results
Dollars in millions
Unaudited	First Quarter		Percent
	2022	2021	Change
Segment Operating Revenues
Subscription	$3,997	$3,830	4.4%
Content and other	3,059	2,959	3.4%
Advertising	1,685	1,737	(3.0)%
Total Segment Operating Revenues	8,741	8,526	2.5%

Direct Costs
Programming	3,976	3,774	5.4%
Marketing	1,096	850	28.9%
Other	869	813	6.9%
Selling, general and administrative	1,354	966	40.2%
Depreciation and amortization	127	163	(22.1)%
Total Operating Expenses	7,422	6,566	13.0%
Operating Income	1,319	1,960	(32.7)%
Equity in Net Income (Loss) of Affiliates	(13)	70	—%
Total Segment Operating Contribution	$1,306	$2,030	(35.7)%

LATIN AMERICA SEGMENT

The Latin America segment provides entertainment and wireless service outside of the U.S. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates. The Latin America segment contains two business units: Mexico and Vrio, which was sold in November 2021.

Segment Results
Dollars in millions
Unaudited	First Quarter		Percent
	2022	2021	Change
Segment Operating Revenues
Mexico	$690	$631	9.4%
Vrio	—	743	—%
Total Segment Operating Revenues	690	1,374	(49.8)%

Segment Operating Contribution
Mexico	(102)	(134)	23.9%
Vrio	—	(39)	—%
Total Segment Operating Contribution	$(102)	$(173)	41.0%

Mexico

Mexico provides wireless services and equipment to customers in Mexico.

Mexico Results
Dollars in millions
Unaudited	First Quarter			Percent
	2022	2021		Change
Operating Revenues
Wireless service	$490	$439		11.6%
Wireless equipment	200	192		4.2%
Total Operating Revenues	690	631		9.4%

Operating Expenses
Operations and support	631	620		1.8%
Depreciation and amortization	161	145		11.0%
Total Operating Expenses	792	765		3.5%
Operating Income (Loss)	(102)	(134)		23.9%
Equity in Net Income (Loss) of Affiliates	—	—		—%
Operating Contribution	$(102)	$(134)		23.9%

Operating Income Margin	(14.8)%	(21.2)%	640	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,			Percent
	2022	2021		Change
Mexico Wireless Subscribers
Postpaid	4,810	4,725		1.8%
Prepaid	15,235	13,756		10.8%
Reseller	458	500		(8.4)%
Total Mexico Wireless Subscribers	20,503	18,981		8.0%

	First Quarter			Percent
	2022	2021		Change
Mexico Wireless Net Additions
Postpaid	3	29		(89.7)%
Prepaid	178	(2)		—%
Reseller	(40)	11		—%
Total Mexico Wireless Net Additions	141	38		—%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
March 31, 2022
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Operating Contribution
Communications
Mobility	$20,075	$12,163	$7,912	$2,059	$5,853	$—	$5,853
Business Wireline	5,640	3,482	2,158	1,299	859	—	859
Consumer Wireline	3,161	2,078	1,083	766	317	—	317
Total Communications	28,876	17,723	11,153	4,124	7,029	—	7,029
WarnerMedia	8,741	7,295	1,446	127	1,319	(13)	1,306
Latin America - Mexico	690	631	59	161	(102)	—	(102)
Segment Total	38,307	25,649	12,658	4,412	8,246	(13)	8,233
Corporate and Other
Corporate:
DTV stranded costs	8	128	(120)	134	(254)	—	(254)
Parent administration support	(12)	312	(324)	4	(328)	(8)	(336)
Securitization fees	16	82	(66)	—	(66)	—	(66)
Value portfolio	118	24	94	9	85	—	85
Total Corporate	130	546	(416)	147	(563)	(8)	(571)
Video	—	—	—	—	—	522	522
Held-for-sale and other reclassifications	29	16	13	9	4	—	4
Reclassification of prior service credits	—	617	(617)	—	(617)	—	(617)
Merger & Significant Items	—	458	(458)	971	(1,429)	—	(1,429)
Eliminations and consolidations	(361)	(361)	—	—	—	—	—
Total Corporate and Other	(202)	1,276	(1,478)	1,127	(2,605)	514	(2,091)
AT&T Inc.	$38,105	$26,925	$11,180	$5,539	$5,641	$501	$6,142

Three Months Ended
Dollars in millions
Unaudited
March 31, 2021
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Operating Contribution
Communications
Mobility	$19,034	$10,976	$8,058	$2,014	$6,044	$—	$6,044
Business Wireline	6,046	3,688	2,358	1,278	1,080	—	1,080
Consumer Wireline	3,098	2,029	1,069	762	307	—	307
Total Communications	28,178	16,693	11,485	4,054	7,431	—	7,431
WarnerMedia	8,526	6,403	2,123	163	1,960	70	2,030
Latin America
Mexico	631	620	11	145	(134)	—	(134)
Vrio	743	661	82	117	(35)	(4)	(39)
Total Latin America	1,374	1,281	93	262	(169)	(4)	(173)
Segment Total	38,078	24,377	13,701	4,479	9,222	66	9,288
Corporate and Other
Corporate:
DTV stranded costs	—	—	—	—	—	—	—
Parent administration support	(12)	334	(346)	6	(352)	(9)	(361)
Securitization fees	13	40	(27)	—	(27)	—	(27)
Value portfolio	163	41	122	9	113	—	113
Total Corporate	164	415	(251)	15	(266)	(9)	(275)
Video	6,725	5,660	1,065	164	901	—	901
Held-for-sale and other reclassifications	262	228	34	20	14	(5)	9
Reclassification of prior service credits	—	669	(669)	—	(669)	—	(669)
Merger & Significant Items	—	61	(61)	1,131	(1,192)	—	(1,192)
Eliminations and consolidations	(1,290)	(941)	(349)	—	(349)	—	(349)
Total Corporate and Other	5,861	6,092	(231)	1,330	(1,561)	(14)	(1,575)
AT&T Inc.	$43,939	$30,469	$13,470	$5,809	$7,661	$52	$7,713